Exhibit 10.4

EXECUTION VERSION

AMENDED AND RESTATED

SALE AND CONTRIBUTION AGREEMENT

among

HPS Corporate Lending Fund,

as Seller,

HLEND CLO 2023-1 Investments, LLC,

as Intermediate Seller

and

HLEND CLO 2023-1, LLC

as Purchaser

Dated as of October 5, 2023

-i-

TABLE OF CONTENTS

(continued)

SCHEDULE A	Schedule of Transferred Assets
SCHEDULE B	Form of Purchase Notice

-ii-

This AMENDED AND RESTATED SALE AND CONTRIBUTION AGREEMENT, dated as of October 5, 2023 (as amended, supplemented or otherwise modified and in effect from time to time, this “Agreement”), among HPS Corporate Lending Fund, a Delaware statutory trust, as seller (in such capacity together with successors and permitted assigns, the “Seller”), HLEND CLO 2023-1 Investments, LLC, a Delaware limited liability company (in such capacity, the “Intermediate Seller”) and HLEND CLO 2023-1, LLC, a Delaware limited liability company (in such capacity, the “Purchaser”).

W I T N E S  S E T H:

WHEREAS, on September 7, 2023, the Seller, the Intermediate Seller and the Purchaser entered into that certain Contribution Agreement (such agreement as amended, modified, supplemented or restated from time to time prior to the date hereof, the “Original Agreement”) pursuant to which the Seller contributed to the Intermediate Seller, and the Intermediate Seller contributed to the Purchaser, certain Collateral Obligations (the “Initial Loans”);

WHEREAS, this Amended and Restated Sale and Contribution Agreement amends and restates the Original Agreement in full;

WHEREAS, from time to time on each Purchase Date on and after the Effective Date, the Seller may sell or contribute, transfer, and otherwise convey, to the Intermediate Seller, and the Intermediate Seller may sell or contribute, transfer, and otherwise convey, to the Purchaser, in each case without recourse except to the extent specifically provided herein, and the Purchaser may purchase or accept a contribution of all right, title and interest of the Intermediate Seller, and the Intermediate Seller may purchase or accept a contribution of all right, title and interest of the Seller (in each case whether now owned or hereafter acquired or arising, and wherever located) in and to the additional Collateral Obligations mutually agreed by the Seller, the Intermediate Seller and the Purchaser;

WHEREAS, the Purchaser is party to an Indenture, dated as of the date hereof (the “Indenture”), among the Purchaser, as Issuer (the “Issuer”), and U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”); and

WHEREAS, the Purchaser intends to collaterally assign to the Trustee on behalf of the Secured Parties under the Indenture, among other things, (i) all its right, title and interest in the Transferred Assets, and (ii) all its right, title and interest under this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

“Adverse Claim” means any claim of ownership or any lien, title retention, trust or other charge or encumbrance, or other type of preferential arrangement having the effect or purpose of creating a lien.

“Agreement” has the meaning set forth in the preamble hereto.

“Applicable Law” means for any Person all laws, rules, regulations (including temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders, licenses of and interpretations by any Official Body applicable to such Person and applicable judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction.

“Assignment Agreement” means any assignment and assumption agreement, assignment and acceptance agreement or similar assignment agreement at any time entered into between the Seller or the applicable upstream transferor of the applicable Transferred Asset and the Purchaser, and if applicable, accepted by the agent or trustee under any Underlying Document for the purpose of conveying the Seller’s right, title and interest in and to the applicable Transferred Assets set forth therein or such transferor’s, as applicable, to the Purchaser.

“Collections” shall mean all payments and collections owing to the Purchaser on any Collateral Obligation.

“Convey” means to sell, transfer, assign, contribute or otherwise convey assets hereunder (or under the Original Agreement, as applicable).

“Conveyance” means, as the context may require, the Initial Conveyance or a Subsequent Conveyance.

“Effective Date” means October 5, 2023.

“Indenture” has the meaning set forth in the preamble hereto.

“Indorsement” has the meaning specified in Section 8-102(a)(11) of the UCC, and “Indorsed” has a corresponding meaning.

“Initial Conveyance” has the meaning set forth in Section 2.1(a).

“Initial Loans” has the meaning set forth in the preamble hereto.

“Official Body” means any government or political subdivision or any agency, official, authority, regulatory body, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

“Original Agreement” has the meaning set forth in the preamble hereto.

“Purchase Date” means each Subsequent Conveyance Date and the date of the acquisition of any Collateral Obligation as part of the Initial Conveyance.

“Purchase Notice” has the meaning set forth in Section 2.1(b).

“Purchase Price” has the meaning set forth in Section 3.1.

“Purchaser” has the meaning set forth in the preamble hereto.

“Related Security” means, with respect to each Transferred Asset:

(a) any property securing such Transferred Asset, all payments paid in respect thereof and all monies due, to become due and paid in respect thereof accruing after the applicable Purchase Date and all liquidation proceeds thereof;

(b) all guaranties, indemnities and warranties, insurance policies, financing statements and other agreements or arrangements of whatever character from time to time supporting or securing payment of any such indebtedness;

(c) all Collections with respect to such Transferred Asset and any of the foregoing; and

(d) any guarantees or similar credit enhancement for an Obligor’s obligations under such Transferred Asset, all UCC financing statements or other filings relating thereto, including all rights and remedies, if any, against any Related Security, including all amounts due and to become due to the Purchaser thereunder and all rights, remedies, powers, privileges and claims of the Purchaser thereunder (whether arising pursuant to the terms of such agreement or otherwise available to the Purchaser at law or in equity).

“Retained Interest” means, with respect to any Transferred Asset, (a) such obligations to provide additional funding with respect to such Transferred Asset that have been retained by the other lender(s) of such Transferred Asset, (b) all of the rights and obligations, if any, of the agent(s) under the Underlying Documents of such Transferred Asset, (c) any unused commitment fees associated with the additional funding obligations that are being retained in accordance with clause (a) above, and (d) any agency or similar fees associated with the rights and obligations of the agent(s) that are being retained in accordance with clause (b) above.

“Schedule of Transferred Assets” has the meaning set forth in Section 2.1(a).

“Seller” has the meaning set forth in the preamble hereto.

“Subsequent Conveyance” has the meaning set forth in Section 2.1(b).

“Subsequent Conveyance Date” has the meaning set forth in Section 2.1(b).

“Taxes” means all taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Official Body, including any interest, additions to tax or penalties applicable thereto.

“Transfer Documents” has the meaning set forth in Section 2.4.

“Transfer Taxes” has the meaning set forth in Section 2.5.

“Transferred Assets” means, collectively, the Transferred Collateral Assets and the Related Security Conveyed (or purported to be Conveyed) by the Seller to the Intermediate Seller and by the Intermediate Seller to the Purchaser hereunder or under the Original Agreement, as applicable, including the Initial Loans.

“Transferred Collateral Assets” means each Collateral Obligation Conveyed (or purported to be Conveyed) from the Seller to the Intermediate Seller and from the Intermediate Seller to the Purchaser pursuant to the terms of this Agreement.

SECTION 1.2 Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC, and not specifically defined herein, are used herein as defined in such Article 9. The term “including” when used in this Agreement means “including without limitation.” Except as otherwise provided herein, terms not defined in this Agreement shall have the respective meanings set forth in the Indenture.

SECTION 1.3 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”

ARTICLE II

CONVEYANCES OF TRANSFERRED ASSETS

SECTION 2.1 Conveyances.

(a) On the terms and subject to the conditions set forth in the Original Agreement, the Seller has agreed to Convey to the Intermediate Seller and the Intermediate Seller has agreed to Convey to the Purchaser on the Effective Date, and the Purchaser has agreed to acquire and accept from the Intermediate Seller and the Intermediate Seller has agreed to acquire and accept from the Seller on the applicable dates therefore pursuant to the Original Agreement (collectively, the “Initial Conveyance”), all of the Seller’s right, title and interest in and to each Transferred Asset listed on Schedule A hereto (as such schedule may be amended, supplemented, updated or otherwise modified from time to time, the “Schedule of Transferred Assets”), together with all other Related Security and all proceeds of the foregoing but excluding the Retained Interests (if any) for such Transferred Asset. Effective as of the date hereof, each of the Seller, the Intermediate Seller and the Purchaser agree that each of the Transferred Assets Conveyed pursuant to the Original Agreement shall be treated for all purposes as if they were Conveyed hereunder, and shall be subject to the representations, warranties, covenants and other provisions set forth herein, mutatis mutandis.

(b) In the event the Purchaser agrees, from time to time on or after the Effective Date, to acquire additional Transferred Assets (including Related Security) from the Intermediate Seller, and the Intermediate Seller agrees to acquire additional Transferred Assets (including Related Security) from the Seller (through the Intermediate Seller), the Seller and the Intermediate Seller shall deliver written notice thereof to the Intermediate Seller and the Purchaser substantially in the form set forth in Schedule B hereto (each a “Purchase Notice”), designating the date of the proposed Conveyance (a “Subsequent Conveyance Date”, and each such conveyance being herein called a “Subsequent Conveyance”), and attaching a supplement to the Schedule of Transferred Assets identifying the Transferred Assets proposed to be Conveyed. On the terms and subject to the conditions set forth in this Agreement, the Seller shall Convey to the Intermediate Seller and the Intermediate Seller shall Convey to the Purchaser, and the Purchaser shall purchase from the Intermediate Seller and the Intermediate Seller shall purchase from the Seller, on the applicable Subsequent Conveyance Date, all of the Seller’s right, title and interest in and to each Transferred Asset then reported by the Seller on the supplement to the Schedule of Transferred Assets attached to the related Purchase Notice, together with all other Related Security and all proceeds of the foregoing but excluding the Retained Interests (if any) for such Transferred Asset.

(c) It is the express intent of the Seller, the Intermediate Seller and the Purchaser, as applicable, that (x) each Conveyance of Transferred Assets by the Seller to the Intermediate Seller pursuant to this Agreement (including, for the avoidance of doubt, Transferred Assets originally Conveyed pursuant to the Original Agreement and deemed to have been Conveyed hereunder) be construed as an absolute sale and/or contribution of such Transferred Assets by the Seller to the Intermediate Seller providing the Intermediate Seller with the full risks and benefits of ownership of such Transferred Assets as of the applicable Purchase Date and (y) each Conveyance of Transferred Assets by the Intermediate Seller to the Purchaser pursuant to this Agreement (including, for the avoidance of doubt, Transferred Assets originally Conveyed pursuant to the Original Agreement and deemed to have been Conveyed hereunder) be construed as an absolute sale and/or contribution of such Transferred Assets by the Intermediate Seller to the Purchaser providing the Purchaser with the full risks and benefits of ownership of such Transferred Assets as of the applicable Purchase Date. Further, it is not the intention of the Seller, the Intermediate Seller or the Purchaser that any purchase be deemed a grant of a security interest in the Transferred Assets by the Seller to the Intermediate Seller or by the Intermediate Seller to the Purchaser to secure a debt or other obligation of the Seller or the Intermediate Seller, as applicable. However, in the event that, notwithstanding the intent of the parties, the Conveyances hereunder shall be characterized as loans and not as sales and/or contributions, then (i) this Agreement also shall be deemed to be, and hereby is, a security agreement within the meaning of the UCC and other Applicable Law, (ii) the Conveyances by the Seller provided for in this Agreement shall be deemed to be, and the Seller hereby grants to the Intermediate Seller, a security interest in, to and under all of the Seller’s right, title and interest in, to and under, whether now owned or hereafter acquired, such Transferred Assets and all proceeds of the foregoing and (iii) the Conveyances by the Intermediate Seller provided for in this Agreement shall be deemed to be, and the Intermediate Seller hereby grants to the Purchaser, a security interest in, to and under all of the Intermediate Seller’s right, title and interest in, to and under, whether now owned or hereafter acquired, such Transferred Assets and all proceeds of the foregoing. The Intermediate Seller and the Purchaser, as applicable, and their assignees shall have, with respect to such Transferred Assets and other related rights, in addition to all the other rights and remedies available to the Intermediate Seller or the Purchaser, as applicable, and their assignees under the applicable Underlying Documents, all the rights and remedies of a secured party under any applicable UCC.

The Seller, the Intermediate Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Transferred Assets to secure a debt or other obligation, such security interest would be deemed to be a perfected security interest in favor of the Intermediate Seller or the Purchaser, as applicable, under Applicable Law and will be maintained as such throughout the term of this Agreement. Each of the Seller and the Intermediate Seller represents and warrants that the Transferred Assets are being transferred with the intention of removing them from the Seller’s and the Intermediate Seller’s estates, respectively, pursuant to Section 541 of the Bankruptcy Code.

(d) On the Effective Date, each of the Seller and the Intermediate Seller agrees to file, at its own expense, a financing statement or statements with respect to the Transferred Assets Conveyed by the Seller or the Intermediate Seller, as applicable, hereunder from time to time (including prior to the date hereof) meeting the requirements of applicable state law in the jurisdiction of the Seller’s or the Intermediate Seller’s, as applicable, organization to perfect and protect the interests of the Intermediate Seller or the Purchaser, as applicable, created hereby under the UCC against all creditors of, and purchasers from, the Seller or the Intermediate Seller, as applicable, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to the Intermediate Seller and the Purchaser, as applicable, as soon as reasonably practicable after its receipt thereof.

(e) Each of the Seller and the Intermediate Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents and take all actions as may be reasonably necessary or as the Intermediate Seller or the Purchaser, as applicable, may reasonably request, in order to perfect or protect the interest of the Intermediate Seller or the Purchaser, as applicable in the Transferred Assets Conveyed hereunder or to enable the Intermediate Seller or the Purchaser, as applicable, to exercise or enforce any of its rights hereunder. Without limiting the foregoing, each of the Seller and the Intermediate Seller will, in order to accurately reflect the Conveyances contemplated by this Agreement, execute and file such financing or continuation statements or amendments thereto or assignments thereof (as permitted pursuant hereto) or other documents or instruments as may be reasonably requested by the Intermediate Seller or the Purchaser, as applicable, and mark its master computer records (or related subledger) noting the Conveyance to the Intermediate Seller or the Purchaser, as applicable, of the Transferred Assets and the lien of the Trustee. The Seller and the Intermediate Seller each hereby authorizes the Intermediate Seller and the Purchaser, as applicable, to file and, to the fullest extent permitted by Applicable Law each of the Intermediate Seller and the Purchaser, as applicable, shall be permitted to file initial financing statements, continuation statements and amendments thereto and assignments thereof without the Seller’s or the Intermediate Seller’s, as applicable, further action; provided that the description of collateral contained in such financing statements shall be limited to only Transferred Assets. Carbon, photographic or other reproduction of this Agreement or any financing statement shall be sufficient as a financing statement.

SECTION 2.2 Indemnification. Without limiting any other rights which any such Person may have hereunder or under Applicable Law, the Seller agrees to indemnify the Intermediate Seller and the Purchaser and their successors, transferees, and assigns and all officers, directors, shareholders, controlling persons, employees and agents of any of the foregoing (each of the foregoing Persons being individually called a “Seller Indemnified Party”), forthwith on demand, from and against any and all damages, losses, claims, liabilities and related reasonable and documented out-of-pocket costs and expenses, including reasonable and documented attorneys’ fees and disbursements (all of the foregoing being collectively called “Indemnified Amounts”) awarded against or incurred by any of them arising out of any breach by the Seller of any of its obligations hereunder or arising as a result of the failure of any representation or warranty of the Seller herein to be true and correct on the date such representation or warranty was made, excluding, however, Indemnified Amounts (a) in respect of any Transferred Asset due to such Obligor’s creditworthiness, as applicable, (b) payable to an Seller Indemnified Party to the extent determined by a court of competent jurisdiction to have resulted from gross negligence, bad faith or willful misconduct on the part of any Seller Indemnified Party or its agent or subcontractor, (c) in respect of non-payment by any Obligor of an amount due and payable with respect to a Transferred Asset and (d) resulting from the performance or non-performance of the Transferred Assets, including any loss in value thereof.

The Seller and the Intermediate Seller acknowledges that, pursuant to the Indenture, the Purchaser shall collaterally assign its rights of indemnity granted hereunder to the Trustee, for the benefit of the Secured Parties. Upon the enforcement of such collateral assignment during an Event of Default, (a) the Trustee, for the benefit of the Secured Parties, shall have all rights of the Purchaser hereunder, and (b) the obligations of the Seller and the Intermediate Seller under this Section 2.2 shall inure to the Trustee, for the benefit of the Secured Parties. The Seller and the Intermediate Seller agrees that, upon the enforcement of such collateral assignment during an Event of Default, the Trustee, for the benefit of the Secured Parties, may enforce directly, without joinder of the Purchaser, the indemnities set forth in this Section 2.2.

SECTION 2.3 [Reserved].

SECTION 2.4 Assignments. It is the intention of the Seller, the Intermediate Seller and the Purchaser that this Agreement, the Schedule of Transferred Assets and each Purchase Notice (collectively, the “Transfer Documents”) shall supplement each Assignment Agreement, if any, required to be executed under any Underlying Document relating to any Transferred Asset, and that whenever possible, each provision of the Transfer Documents shall be interpreted in such manner as to be effective and valid under each applicable Underlying Document and without replacing or superseding any such Assignment Agreement. However, (i) to the extent that there is a conflict or inconsistency between any provision of any Transfer Document, on the one hand, and any provision of any Assignment Agreement, on the other hand, such Assignment Agreement shall control and prevail to the extent any such conflict or inconsistency would invalidate the sale, transfer and assignment contemplated thereby, without invalidating the remainder of such provision of such Transfer Document or the remaining provisions of the Transfer Documents, and

(ii) to the extent any provision of any Transfer Document would conflict with the Underlying Document applicable to any Transferred Asset in a manner that would invalidate the sale, transfer and assignment contemplated hereby, such Underlying Document shall be controlling as to such provision without invalidating the remainder of such provision of such Transfer Document or the remaining provisions of the Transfer Documents. The Seller, the Intermediate Seller and the Purchaser acknowledge and agree that, solely for administrative convenience, any Transfer Document or Assignment Agreement required to be executed and delivered in connection with the transfer of a Transferred Asset in accordance with the terms of the Underlying Documents may reflect that (a) the Seller or the Intermediate Seller (or any Affiliate or third party from whom the Seller or the Intermediate Seller may purchase a Collateral Obligation) is assigning such Collateral Obligation directly to the Purchaser or (b) the Purchaser is acquiring such Transferred Asset at the closing of such Transferred Asset in which case no Assignment Agreement shall be necessary.

SECTION 2.5 Transfer Taxes. All transfer, documentary, sales, use, stamp, registration and other such Taxes, and any conveyance fees or recording charges (collectively, “Transfer Taxes”) incurred in connection with the transactions contemplated by this Agreement shall be borne by the party upon whom they are assessed. The party required by law to do so shall file all necessary tax returns and other documentation with respect to all such Transfer Taxes and, if required by Applicable Law, the other parties shall, and shall cause their respective Affiliates to, join in the execution of any such tax returns and other documentation.

ARTICLE III

CONSIDERATION AND PAYMENT; REPORTING

SECTION 3.1 Purchase Price. The purchase price (the “Purchase Price”) for the Transferred Assets Conveyed on each Purchase Date shall be in U.S. dollars and shall be a dollar amount equal to the fair market value (as agreed upon between the Seller, the Intermediate Seller and the Purchaser, as applicable, at the time of such Conveyance) of such Transferred Assets as of such date.

SECTION 3.2 Payment of Purchase Price.

(a) The Purchase Price for the Transferred Assets Conveyed on each Purchase Date (i) from the Seller to the Intermediate Seller shall be paid on the related Purchase Date by the Intermediate Seller making a payment to the Seller in cash of immediately available funds, provided that, to the extent the Purchase Price paid by the Intermediate Seller in cash hereunder for any Transferred Asset is less than the fair market value of such Transferred Asset, the difference shall be deemed to be a capital contribution from the Seller to the Intermediate Seller and (ii) from the Intermediate Seller to the Purchaser shall be paid on the related Purchase Date by the Purchaser making a payment to the Intermediate Seller in cash of immediately available funds, provided that, to the extent the Purchase Price paid by the Purchaser in cash hereunder for any Transferred Asset is less than the fair market value of such Transferred Asset, the difference shall be deemed to be a capital contribution from the Intermediate Seller to the Purchaser.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

SECTION 4.1 Seller’s Representations and Warranties. The Seller represents and warrants to the Intermediate Seller and the Purchaser as of the Effective Date and as of each Purchase Date:

(a) Organization and Good Standing. The Seller is a Delaware statutory trust organized and validly existing under the laws of its jurisdiction of organization and has all powers, and has been duly qualified and is in good standing (as applicable) in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a material adverse effect on the Debtholders.

(b) Power and Authority. The Seller has the power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets to own, pledge, mortgage, operate and Convey the Transferred Assets, to carry on its business as now conducted or as it presently proposes to conduct it, and to execute and deliver this Agreement and the Transaction Documents to which it is a party and to perform the transactions contemplated hereby and thereby.

(c) Authorization; Contravention. The execution, delivery and performance by the Seller of this Agreement, each other Transaction Document to which it is a party and all other agreements, instruments and documents which may be delivered by it pursuant hereto or thereto and the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary action on the part of the Seller, (ii) do not conflict, in any respect, with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of the Seller pursuant to the terms of any indenture or material agreement, instrument or undertaking to which the Seller is a party or by which it or any of its property or assets is bound or to which it is subject (except the lien created by the Transaction Documents), (iii) will not contravene the terms of any organizational documents of the Seller, or any amendment thereof and (iv) do not contravene in any material respect any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality.

(d) Execution and Delivery. This Agreement and each other Transaction Document to which the Seller is a party have been duly executed and delivered by the Seller.

(e) Governmental Authorization. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of any Transaction Document or the consummation of any of the transactions contemplated thereby other than those that have already been duly made or obtained and remain in full force and effect, those recordings and filings in connection with the liens granted under the Transaction Documents, or those the failure of which to obtain could not reasonably be expected to have a material adverse effect on the Debtholders.

(f) Legality; Validity; Enforceability. Assuming due authorization, execution and delivery by each other party hereto and thereto, this Agreement and each other Transaction Document to which it is a party is the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its respective terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and (B) equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(g) No Litigation. There are no proceedings or investigations pending or, to its knowledge, after due inquiry, (A) threatened in writing against or adversely affecting the Seller, before any court or Official Body having jurisdiction over it or its properties, or (B) asserting the invalidity of this Agreement or any of the other Transaction Documents, in each case, before a court or Official Body, that has had or could reasonably be expected to have a material adverse effect on the Debtholders.

(h) Legal Compliance. The Seller has complied and will comply in all material respects with all Applicable Laws, judgments, agreements with governmental authorities, decrees and orders with respect to the Transferred Assets.

(i) Taxes. The Seller has timely filed all U.S. federal and other material tax returns (foreign, federal, state, local and otherwise) required to be filed by it relating to the Transferred Assets and has paid all U.S. federal and other material taxes due and payable by it relating to the Transferred Assets (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Seller or which, if not paid, could not reasonably be expected to have a material adverse effect on the Debtholders). It is not liable for Taxes with respect to the Transferred Assets payable by any other Person. No Tax lien or similar Adverse Claim has been filed, and no claim has been filed or is being asserted, with respect to any Tax relating to the Transferred Assets. Any Taxes payable by the Seller in connection with the transactions contemplated by this Agreement and the execution and delivery of this Agreement have been paid or shall have been paid if and when due.

(j) Place of Business. The principal place of business and chief executive office of the Seller, and the offices where the Seller keeps all its records, are located at its address specified in Section 7.4, or such other locations notified to the Intermediate Seller and the Purchaser in accordance with this Agreement in jurisdictions where all action required by the terms of this Agreement has been taken and completed. There are currently no, and during the past four months (or such shorter time as the Seller has been in existence) there have not been, any other locations where the Seller is located (as that term is used in the UCC of the jurisdiction where such principal place of business is located).

(k) Ownership; Security Interest. In the event that, notwithstanding the intent of the parties, the Conveyances hereunder shall be characterized as loans and not as sales and/or contributions, then this Agreement creates a valid and continuing lien on the Transferred Assets in favor of the Intermediate Seller, which security interest is validly perfected under Article 9 of the UCC (to the extent such security interest may be perfected under such article), and is enforceable as such against creditors of and purchasers from the Seller; the Transferred Assets are comprised of Instruments, Security Entitlements, General Intangibles, Certificated Securities, Uncertificated Securities, Securities Accounts, Investment Property and Proceeds and such other categories of collateral under the applicable UCC as to which the Seller has complied with its obligations as set forth herein; the Seller has received all consents and approvals required by the terms of any Transferred Asset to the sale and granting of a security interest in the Transferred Assets hereunder to the Intermediate Seller; the Seller has taken all necessary steps to file or authorize the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the sale and the security interest in that portion of the Transferred Assets in which a sale or a security interest may be perfected by filing pursuant to Article 9 of the UCC as in effect in Delaware; all original executed copies of each underlying promissory notes constituting or evidencing any Transferred Asset have been delivered to the Intermediate Seller or its designee; none of the underlying promissory notes that constitute or evidence any Transferred Assets has any marks or notations indicating that they have been pledged, assigned or otherwise Conveyed to any Person other than the Intermediate Seller; with respect to a Transferred Asset that constitutes a Certificated Security, such Certificated Security has been delivered to the Intermediate Seller or its designee and, if in registered form, has been specially Indorsed (within the meaning of the UCC) to the Intermediate Seller (or the Purchaser as assignee of the Intermediate Seller, or to the assignee or designee thereof) or in blank by an effective Indorsement or has been registered in the name of the Intermediate Seller (or the Purchaser as assignee of the Intermediate Seller, or to the assignee or designee thereof) upon original issue or registration of transfer by the Seller of such Certificated Security; and in the case of an Uncertificated Security, by causing the Intermediate Seller or its designee to become the registered owner of such Uncertificated Security.

(l) Fair Consideration; No Avoidance for Transferred Asset Payments. With respect to each Transferred Asset sold hereunder, the Seller sold such Transferred Asset to the Intermediate Seller in exchange for payment, made in accordance with the provisions of this Agreement, in an amount which constitutes fair consideration and reasonably equivalent value (which may be in the form of an increase in the value of the equity interests of the Intermediate Seller owned by the Seller). Each such Conveyance referred to in the preceding sentence shall not have been made for or on account of an antecedent debt owed by the Seller to the Intermediate Seller. In addition, no such Conveyance shall have been made with the intent to hinder or delay payment to or defraud any creditor of the Seller.

(m) Adequate Capitalization; No Insolvency. The Seller is adequately capitalized and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Transaction Documents. The Seller is adequately capitalized for its business as proposed to be conducted in the foreseeable future and does not expect the commencement of any insolvency, bankruptcy or similar proceedings or the appointment of a receiver, liquidator or similar official in respect of its assets. The Seller executed and delivered each of the Transaction Documents to which it is a party for fair consideration and without the intent to hinder, delay or defraud any of its creditors or any other Person.

(n) Good Title to Conveyed Transferred Assets.

i. In respect of each Initial Conveyance, the Seller, as of the applicable date of any Conveyance thereunder, has not assigned, pledged, or otherwise Conveyed or encumbered any interest in each Transferred Asset to any other person, which assignment, pledge, Conveyance or encumbrance remains effective as of the applicable Purchase Date. Immediately prior to the purchase of any of the Transferred Asset by the Intermediate Seller from the Seller, such Transferred Asset is free and clear of any lien, encumbrance or impediment to transfer created by Seller (including any Adverse Claim), and the Seller is the sole record and beneficial owner of and has good and marketable title to and the right to sell and transfer such Transferred Asset to the Intermediate Seller and, upon the Conveyance of such Transferred Asset to the Intermediate Seller, the Intermediate Seller shall be the sole owner of such Transferred Asset free of any Adverse Claim created by the Seller.

ii. In respect of each Subsequent Conveyance, the Seller has not assigned, pledged, or otherwise Conveyed or encumbered any interest in the Transferred Assets being Conveyed to any other person, which assignment, pledge, Conveyance or encumbrance remains effective as of the applicable Purchase Date. Immediately prior to the purchase of any of the Transferred Asset by the Intermediate Seller from the Seller, such Transferred Asset is free and clear of any lien, encumbrance or impediment to transfer created by Seller (including any Adverse Claim), and the Seller is the sole record and beneficial owner of and has good and marketable title to and the right to sell and transfer such Transferred Asset to the Intermediate Seller and, upon the Conveyance of such Transferred Asset to the Intermediate Seller, the Intermediate Seller shall be the sole owner of such Transferred Asset free of any Adverse Claim created by the Seller.

(o) True and Complete Information. All information (other than projections and forward-looking information) heretofore furnished by or on behalf of the Seller to the Intermediate Seller or any Secured Party in writing for purposes of, or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by it to the Intermediate Seller or any Secured Party in writing will be (to the best knowledge of the Seller, in the case of information obtained by the Seller from Obligors or other unaffiliated third parties), in each case taken as a whole, true and accurate in all material respects and (to the best knowledge of the Seller, in the case of information obtained by the Seller from Obligors or other unaffiliated third parties) will not omit to state a material fact necessary to make the statements contained therein (when taken as a whole), in light of the circumstance under which they were made, not misleading. With respect to any information received from any unaffiliated third party, the Seller will not furnish, and has not furnished, any such information to any Secured Party in connection with this Agreement or any transaction contemplated hereby that it knows (or knew) to be incorrect at the time such information is (or was) furnished in any material respect.

(p) Payment in Full. On the applicable Purchase Date for each Transferred Asset, the Seller had no actual knowledge of any fact which leads it to expect that any payments on the applicable Transferred Asset will not be paid in full when due or to expect any other material adverse effect on (A) the performance by the Seller of its obligations under this Agreement or any of the Transaction Documents to which it is a party, (B) the validity or enforceability of this Agreement or any of the Transaction Documents to which it is a party, or (C) the Transferred Assets or the interests of the Seller therein.

(q) No Brokers or Finders. No broker or finder acting on behalf of the Seller was employed or utilized in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby and the Seller has no obligation to any Person in respect of any finder’s or brokerage fees in connection therewith.

(r) Set–Off, etc. At the time of Conveyance of a Transferred Asset and to the knowledge of the Seller after reasonable inquiry as of the applicable Purchase Date, such Transferred Asset has not been compromised, adjusted, extended, satisfied, subordinated, rescinded, set–off or modified by the Seller or by the Obligor thereof, and at such time such Transferred Asset is not subject to compromise, adjustment, extension, satisfaction, subordination, rescission, set–off, counterclaim, defense, abatement, suspension, deferment, deduction, reduction, termination or modification, whether arising out of transactions concerning such Transferred Asset or otherwise, by the Seller or by the Obligor with respect thereto, except, in each case, for amendments, extensions and modifications, if any, to such Transferred Asset otherwise permitted under the Transaction Documents.

(s) No Fraud. Each Transferred Asset was originated or acquired without any fraud or material misrepresentation by the Seller or, to the Seller’s knowledge, on the part of the related Obligor.

(t) Notice to Agents and Obligors. The Seller will, or will cause the Intermediate Seller to, direct any agent, administrative agent or Obligor for any Collateral Obligation included in the Transferred Assets to remit all payments and Collections with respect to such Collateral Obligation directly to the Collection Account.

SECTION 4.2 Representations and Warranties of the Seller Relating to the Transferred Assets. On the Effective Date and on each subsequent Purchase Date, the Seller, by accepting the proceeds of such Conveyance represents and warrants to the Intermediate Seller and the Purchaser for the benefit of the Intermediate Seller, the Purchaser and each of their successors and assigns that (as to any Transferred Asset, only with respect to the Transferred Assets being purchased on the Effective Date or subsequent Purchase Date):

(a) This Agreement, together with the Assignment Agreements, constitutes a valid transfer to the Intermediate Seller absolutely of all right, title and interest in, to and under all of the Transferred Assets, free and clear of any lien of any Person claiming through or under the Seller or its Affiliates, except for Permitted Liens. If the Conveyances contemplated by this Agreement are determined to be a transfer for security, then this Agreement constitutes a grant of a security interest in all of the Transferred Assets to the Intermediate Seller which upon the delivery of the Underlying Documents and the filing of the financing statements shall be a first priority perfected security interest in all of the Transferred Assets, subject only to Permitted Liens. Neither the Seller nor any Person claiming through or under the Seller shall have any claim to or interest in the Accounts.

(b) As of the Effective Date and each Purchase Date, Schedule A is an accurate and complete listing of all of the Transferred Assets as of such date and the information contained therein with respect to the identity of such Transferred Asset and the amounts owing thereunder are true and correct as of the related Purchase Date.

(c) Each Transferred Asset Conveyed to the Intermediate Seller hereunder meets the definition of “Collateral Obligation” under the Indenture as of the related Purchase Date.

(d) With respect to each Transferred Asset as of the related Purchase Date, all consents, licenses, approvals or authorizations of or registrations or declarations of any Official Body or any Person required to be obtained, effected or given by the Seller in connection with the transfer of an ownership interest or security interest in each Transferred Asset have been duly obtained, effected or given and are in full force and effect.

The representations and warranties set forth in this Section 4.2 shall survive (i) the Conveyance of the Transferred Assets and (ii) the termination of the rights and obligations of the Purchaser, the Intermediate Seller and the Seller under this Agreement. Upon discovery by an officer of the Purchaser, the Intermediate Seller or the Seller of a breach of any of the foregoing representations and warranties in any material respect, the party discovering such breach shall give prompt written notice to the other.

SECTION 4.3 Intermediate Seller’s Representations and Warranties. The Intermediate Seller represents and warrants to the Purchaser as of the Effective Date and as of each Purchase Date:

(a) Organization and Good Standing. The Intermediate Seller is a Delaware limited liability company formed and validly existing under the laws of its jurisdiction of formation and has all powers, and has been duly qualified and is in good standing (as applicable) in every jurisdiction in which the failure to be so qualified and/or in good standing is likely to have a material adverse effect on the Debtholders.

(b) Power and Authority. The Intermediate Seller has the power and authority and all material governmental licenses, authorizations, consents and approvals required to own its property and assets to own, pledge, mortgage, operate and Convey the Transferred Assets, to carry on its business as now conducted or as it presently proposes to conduct it, and to execute and deliver this Agreement and the Transaction Documents to which it is a party and to perform the transactions contemplated hereby and thereby.

(c) Authorization; Contravention. The execution, delivery and performance by the Intermediate Seller of this Agreement, each other Transaction Document to which it is a party and all other agreements, instruments and documents which may be delivered by it pursuant hereto or thereto and the transactions contemplated hereby and thereby (i) have been duly authorized by all necessary action on the part of the Intermediate Seller, (ii) do not conflict, in any respect, with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of the property or assets of the Seller pursuant to the terms of any indenture or material agreement, instrument or undertaking to which the Seller is a party or by which it or any of its property or assets is bound or to which it is subject (except the lien created by the Transaction Documents), (iii) will not contravene the terms of any organizational documents of the Intermediate Seller, or any amendment thereof and (iv) do not contravene in any material respect any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality.

(d) Execution and Delivery. This Agreement and each other Transaction Document to which the Intermediate Seller is a party have been duly executed and delivered by the Intermediate Seller.

(e) Governmental Authorization. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of any Transaction Document or the consummation of any of the transactions contemplated thereby other than those that have already been duly made or obtained and remain in full force and effect, those recordings and filings in connection with the liens granted under the Transaction Documents, or those the failure of which to obtain could not reasonably be expected to have a material adverse effect on the Debtholders.

(f) Legality; Validity; Enforceability. Assuming due authorization, execution and delivery by each other party hereto and thereto, this Agreement and each other Transaction Document to which it is a party is the legal, valid and binding obligation of the Intermediate Seller enforceable against the Intermediate Seller in accordance with its respective terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and (B) equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(g) No Litigation. There are no proceedings or investigations pending or, to its knowledge, after due inquiry, (A) threatened in writing against or adversely affecting the Intermediate Seller, before any court or Official Body having jurisdiction over it or its properties, or (B) asserting the invalidity of this Agreement or any of the other Transaction Documents, in each case, before a court or Official Body, that has had or could reasonably be expected to have a material adverse effect on the Debtholders.

(h) Legal Compliance. The Intermediate Seller has complied and will comply in all material respects with all Applicable Laws, judgments, agreements with governmental authorities, decrees and orders with respect to the Transferred Assets.

(i) Taxes. The Intermediate Seller has timely filed all U.S. federal and other material tax returns (foreign, federal, state, local and otherwise) required to be filed by it relating to the Transferred Assets and has paid all U.S. federal and other material taxes due and payable by it relating to the Transferred Assets (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Intermediate Seller or which, if not paid, could not reasonably be expected to have a material adverse effect on the Debtholders).

It is not liable for Taxes with respect to the Transferred Assets payable by any other Person. No Tax lien or similar Adverse Claim has been filed, and no claim has been filed or is being asserted, with respect to any Tax relating to the Transferred Assets. Any Taxes payable by the Intermediate Seller in connection with the transactions contemplated by this Agreement and the execution and delivery of this Agreement have been paid or shall have been paid if and when due.

(j) Place of Business. The principal place of business and chief executive office of the Intermediate Seller, and the offices where the Intermediate Seller keeps all its records, are located at its address specified in Section 7.4, or such other locations notified to the Intermediate Seller and the Purchaser in accordance with this Agreement in jurisdictions where all action required by the terms of this Agreement has been taken and completed. There are currently no, and during the past four months (or such shorter time as the Intermediate Seller has been in existence) there have not been, any other locations where the Intermediate Seller is located (as that term is used in the UCC of the jurisdiction where such principal place of business is located).

(k) Ownership; Security Interest. In the event that, notwithstanding the intent of the parties, the Conveyances hereunder shall be characterized as loans and not as sales and/or contributions, then this Agreement creates a valid and continuing lien on the Transferred Assets in favor of the Purchaser, which security interest is validly perfected under Article 9 of the UCC (to the extent such security interest may be perfected under such article), and is enforceable as such against creditors of and purchasers from the Intermediate Seller; the Transferred Assets are comprised of Instruments, Security Entitlements, General Intangibles, Certificated Securities, Uncertificated Securities, Securities Accounts, Investment Property and Proceeds and such other categories of collateral under the applicable UCC as to which the Intermediate Seller has complied with its obligations as set forth herein; the Intermediate Seller has received all consents and approvals required by the terms of any Transferred Asset to the sale and granting of a security interest in the Transferred Assets hereunder to the Purchaser; the Intermediate Seller has taken all necessary steps to file or authorize the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under Applicable Law in order to perfect the sale and the security interest in that portion of the Transferred Assets in which a sale or a security interest may be perfected by filing pursuant to Article 9 of the UCC as in effect in Delaware; all original executed copies of each underlying promissory notes constituting or evidencing any Transferred Asset have been delivered to the Purchaser or its designee; none of the underlying promissory notes that constitute or evidence any Transferred Assets has any marks or notations indicating that they have been pledged, assigned or otherwise Conveyed to any Person other than the Purchaser; with respect to a Transferred Asset that constitutes a Certificated Security, such Certificated Security has been delivered to the Purchaser or its designee and, if in registered form, has been specially Indorsed (within the meaning of the UCC) to the Purchaser or in blank by an effective Indorsement or has been registered in the name of the Purchaser upon original issue or registration of transfer by the Intermediate Seller of such Certificated Security; and in the case of an Uncertificated Security, by causing the Purchaser or its designee to become the registered owner of such Uncertificated Security.

(l) Fair Consideration; No Avoidance for Transferred Asset Payments. With respect to each Transferred Asset sold hereunder, the Intermediate Seller sold such Transferred Asset to the Purchaser in exchange for payment, made in accordance with the provisions of this Agreement, in an amount which constitutes fair consideration and reasonably equivalent value

(which may be in the form of an increase in the value of the Subordinated Notes issued to the Intermediate Seller by the Purchaser). Each such Conveyance referred to in the preceding sentence shall not have been made for or on account of an antecedent debt owed by the Intermediate Seller to the Purchaser. In addition, no such Conveyance shall have been made with the intent to hinder or delay payment to or defraud any creditor of the Intermediate Seller.

(m) Adequate Capitalization; No Insolvency. The Intermediate Seller is adequately capitalized and will not become insolvent after giving effect to the transactions contemplated by this Agreement and the Transaction Documents. The Intermediate Seller is adequately capitalized for its business as proposed to be conducted in the foreseeable future and does not expect the commencement of any insolvency, bankruptcy or similar proceedings or the appointment of a receiver, liquidator or similar official in respect of its assets. The Intermediate Seller executed and delivered each of the Transaction Documents to which it is a party for fair consideration and without the intent to hinder, delay or defraud any of its creditors or any other Person.

(n) Good Title to Conveyed Transferred Assets.

i. In respect of each Initial Conveyance, the Intermediate Seller, as of the applicable date of any Conveyance thereunder, has not assigned, pledged, or otherwise Conveyed or encumbered any interest in each Transferred Asset to any other person, which assignment, pledge, Conveyance or encumbrance remains effective as of the applicable Purchase Date. Immediately prior to the purchase of any of the Transferred Asset by the Purchaser from the Intermediate Seller, such Transferred Asset is free and clear of any lien, encumbrance or impediment to transfer created by Intermediate Seller (including any Adverse Claim), and the Intermediate Seller is the sole record and beneficial owner of and has good and marketable title to and the right to sell and transfer such Transferred Asset to the Purchaser and, upon the Conveyance of such Transferred Asset to the Purchaser, the Purchaser shall be the sole owner of such Transferred Asset free of any Adverse Claim created by the Intermediate Seller.

ii. In respect of each Subsequent Conveyance, the Intermediate Seller has not assigned, pledged, or otherwise Conveyed or encumbered any interest in the Transferred Assets being Conveyed to any other person, which assignment, pledge, Conveyance or encumbrance remains effective as of the applicable Purchase Date. Immediately prior to the purchase of any of the Transferred Asset by the Purchaser from the Intermediate Seller, such Transferred Asset is free and clear of any lien, encumbrance or impediment to transfer created by Intermediate Seller (including any Adverse Claim), and the Intermediate Seller is the sole record and beneficial owner of and has good and marketable title to and the right to sell and transfer such Transferred Asset to the Purchaser and, upon the Conveyance of such Transferred Asset to the Purchaser, the Purchaser shall be the sole owner of such Transferred Asset free of any Adverse Claim created by the Intermediate Seller.

(o) True and Complete Information. All information (other than projections and forward-looking information) heretofore furnished by or on behalf of the Intermediate Seller to the Purchaser or any Secured Party in writing for purposes of, or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by it to the Purchaser or any Secured Party in writing will be (to the best knowledge of the Intermediate Seller, in the case of information obtained by the Intermediate Seller from Obligors or other unaffiliated third parties), in each case taken as a whole, true and accurate in all material respects and (to the best knowledge of the Intermediate Seller, in the case of information obtained by the Intermediate Seller from Obligors or other unaffiliated third parties) will not omit to state a material fact necessary to make the statements contained therein (when taken as a whole), in light of the circumstance under which they were made, not misleading. With respect to any information received from any unaffiliated third party, the Intermediate Seller will not furnish, and has not furnished, any such information to any Secured Party in connection with this Agreement or any transaction contemplated hereby that it knows (or knew) to be incorrect at the time such information is (or was) furnished in any material respect.

(p) Payment in Full. On the applicable Purchase Date for each Transferred Asset, the Intermediate Seller had no actual knowledge of any fact which leads it to expect that any payments on the applicable Transferred Asset will not be paid in full when due or to expect any other material adverse effect on (A) the performance by the Intermediate Seller of its obligations under this Agreement or any of the Transaction Documents to which it is a party, (B) the validity or enforceability of this Agreement or any of the Transaction Documents to which it is a party, or (C) the Transferred Assets or the interests of the Intermediate Seller therein.

(q) No Brokers or Finders. No broker or finder acting on behalf of the Intermediate Seller was employed or utilized in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby and the Intermediate Seller has no obligation to any Person in respect of any finder’s or brokerage fees in connection therewith.

(r) Set–Off, etc. At the time of Conveyance of a Transferred Asset and to the knowledge of the Intermediate Seller after reasonable inquiry as of the applicable Purchase Date, such Transferred Asset has not been compromised, adjusted, extended, satisfied, subordinated, rescinded, set–off or modified by the Intermediate Seller or by the Obligor thereof, and at such time such Transferred Asset is not subject to compromise, adjustment, extension, satisfaction, subordination, rescission, set–off, counterclaim, defense, abatement, suspension, deferment, deduction, reduction, termination or modification, whether arising out of transactions concerning such Transferred Asset or otherwise, by the Intermediate Seller or by the Obligor with respect thereto, except, in each case, for amendments, extensions and modifications, if any, to such Transferred Asset otherwise permitted under the Transaction Documents.

(s) No Fraud. Each Transferred Asset was originated or acquired without any fraud or material misrepresentation by the Intermediate Seller or, to the Intermediate Seller’s knowledge, on the part of the related Obligor.

SECTION 4.4 Representations and Warranties of the Intermediate Seller Relating to the Transferred Assets. On the Effective Date and on each subsequent Purchase Date, the Intermediate Seller, by accepting the proceeds of such Conveyance represents and warrants to the Purchaser for the benefit of the Purchaser and its successors and assigns that (as to any Transferred Asset, only with respect to the Transferred Assets being purchased on the Effective Date or subsequent Purchase Date):

(a) This Agreement, together with the Assignment Agreements, constitutes a valid transfer to the Purchaser absolutely of all right, title and interest in, to and under all of the Transferred Assets, free and clear of any lien of any Person claiming through or under the Intermediate Seller or its Affiliates, except for Permitted Liens. If the Conveyances contemplated by this Agreement are determined to be a transfer for security, then this Agreement constitutes a grant of a security interest in all of the Transferred Assets to the Purchaser which upon the delivery of the Underlying Documents and the filing of the financing statements shall be a first priority perfected security interest in all of the Transferred Assets, subject only to Permitted Liens. Neither the Intermediate Seller nor any Person claiming through or under the Intermediate Seller shall have any claim to or interest in the Accounts.

(b) As of the Effective Date and each Purchase Date, Schedule A is an accurate and complete listing of all of the Transferred Assets as of such date and the information contained therein with respect to the identity of such Transferred Asset and the amounts owing thereunder are true and correct as of the related Purchase Date. Each Transferred Asset Conveyed to the Purchaser hereunder meets the definition of “Collateral Obligation” under the Indenture as of the related Purchase Date.

(c) With respect to each Transferred Asset as of the related Purchase Date, all consents, licenses, approvals or authorizations of or registrations or declarations of any Official Body or any Person required to be obtained, effected or given by the Seller in connection with the transfer of an ownership interest or security interest in each Transferred Asset have been duly obtained, effected or given and are in full force and effect.

The representations and warranties set forth in this Section 4.4 shall survive (i) the Conveyance of the Transferred Assets and (ii) the termination of the rights and obligations of the Purchaser, the Intermediate Seller and the Seller under this Agreement. Upon discovery by an officer of the Purchaser or the Intermediate Seller of a breach of any of the foregoing representations and warranties in any material respect, the party discovering such breach shall give prompt written notice to the other.

SECTION 4.5 Special Purpose Entity. Each of the Intermediate Seller and the Purchaser represents and warrants to the Seller and the Intermediate Seller, as applicable, that it is an entity with assets and liabilities separate and distinct from those of the Seller and the Intermediate Seller, as applicable, and any Affiliates thereof. Therefore, each of the Intermediate Seller and the Purchaser shall keep its assets and liabilities separate from those of all other entities, and shall not commingle its assets with assets of any other Person, except as expressly referred to or permitted by the Transaction Documents. Each of the Intermediate Seller and the Purchaser shall at all times hold itself out to the public and all other Persons as a limited liability company, separate from any other Person. Each of the Intermediate Seller and the Purchaser shall comply with all organizational formalities necessary to maintain its existence.

ARTICLE V

COVENANTS OF THE SELLER

SECTION 5.1 Covenants of the Seller. The Seller hereby covenants and agrees that, from the date hereof, and until all amounts owed by the Seller pursuant to this Agreement have been paid in full (other than as expressly survive the termination of this Agreement), unless the Purchaser and the Intermediate Seller otherwise consent in writing:

(a) Compliance with Agreements and Applicable Laws. The Seller shall perform each of its obligations under this Agreement and the other Transaction Documents to which it is a party and comply with all Applicable Laws, including those applicable to the Transferred Assets and all proceeds thereof, except to the extent that the failure to so comply would not reasonably be expected to have a material adverse effect on (i) its ability to perform its obligations under the Transaction Documents to which it is a party, (ii) its assets, operations, properties, financial condition, or business or (iii) the validity or enforceability of this Agreement or any of the other Transaction Documents.

(b) Maintenance of Existence and Conduct of Business. The Seller shall: (i) do or cause to be done all things necessary to (A) preserve and keep in full force and effect its existence as a Delaware statutory trust and maintain its good standing in its jurisdiction of formation and (B) qualify and remain qualified as a foreign company in good standing and preserve its rights and franchises in each jurisdiction in which the failure to so qualify and remain qualified and preserve its rights and franchises would reasonably be expected to have a material adverse effect on the Debtholders; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and under its organizational documents; and (iii) at all times maintain, preserve and protect all of its licenses, permits, charters and registrations in each case except where the failure to maintain such liens, permits, charters and registrations would not reasonably be expected to have a material adverse effect on its assets, operations, properties, financial condition, or business.

(c) Cash Management Systems; Deposit of Collections. The Seller shall transfer, or cause to be transferred, all Collections received by the Seller to the appropriate account of the Purchaser by the close of business on the Business Day following the date such Collections are received.

(d) Books and Records. The Seller shall keep proper books of record and account in which full and correct entries shall be made of all transactions with the Intermediate Seller and the Purchaser, as applicable, and the assets and business of the Seller related to its obligations under this Agreement or any Transferred Assets or assets proposed to be transferred in accordance with GAAP, maintain and implement administrative and operating procedures necessary to fulfill its obligations hereunder; and keep and maintain all documents, books, records and other information necessary or reasonably advisable and relating to the Transferred Assets prior to their Conveyance hereunder for the collection of all Transferred Assets.

(e) ERISA. The Seller shall not, and shall not cause or permit any of its Affiliates to, cause or permit to occur an event that results in the imposition of a lien on its interest, if any, in any Transferred Asset under Section 412 of the Code or Section 303(K) or 4068 of ERISA.

(f) Liens. The Seller shall not create, incur, assume or permit to exist any lien on or with respect to any of its rights under any of the Transaction Documents (other than the lien covering this Agreement and existing on the Effective Date) or on or with respect to any of its rights in the Transferred Assets, in each case other than Permitted Liens. For the avoidance of doubt, this Section 5.1(f) shall not apply to any property retained by the Seller and not Conveyed or purported to be Conveyed hereunder.

(g) Change of Name; Etc. The Seller shall not change its name, identity or entity structure in any manner that would make any financing statement or continuation statement filed by the Seller in accordance with Section 2.1(d) seriously misleading or change its jurisdiction of organization, unless the Seller shall have given the Trustee, the Intermediate Seller and the Purchaser prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

(h) Sale Characterization. The Seller shall not make statements or disclosures, or treat the transactions contemplated by this Agreement (other than for tax or accounting purposes) in any manner other than as a true sale, contribution or absolute assignment of the title to and sole record and beneficial ownership interest of the Transferred Assets Conveyed or purported to be Conveyed hereunder; provided that the Seller may consolidate the Intermediate Seller and the Purchaser and/or their properties and other assets for accounting purposes in accordance with GAAP; provided further that for federal income tax reporting purposes, the Intermediate Seller and the Purchaser are treated as a “disregarded entity” and, therefore, the Conveyance of the Transferred Assets by the Seller to the Intermediate Seller and by the Intermediate Seller to the Purchaser hereunder will not be recognized for federal income tax purposes.

(i) Commingling. The Seller shall not, and shall not permit any of its Affiliates to, deposit or permit the deposit of any funds that do not constitute Collections or other proceeds of any Transferred Assets into any account of the Purchaser to which Collections are deposited.

(j) Non-consolidation Opinion. The Seller shall not take any action contrary to any assumption as to the Seller set forth in any legal opinion delivered with respect to bankruptcy non-consolidation matters in connection with the Transaction Documents.

SECTION 5.2 Covenants of the Intermediate Seller. The Intermediate Seller hereby covenants and agrees with the Purchaser that, from the date hereof, and until all amounts owed by the Intermediate Seller pursuant to this Agreement have been paid in full (other than as expressly survive the termination of this Agreement), unless the Purchaser otherwise consents in writing:

(a) Compliance with Agreements and Applicable Laws. The Intermediate Seller shall perform each of its obligations under this Agreement and the other Transaction Documents to which it is a party and comply with all Applicable Laws, including those applicable to the Transferred Assets and all proceeds thereof, except to the extent that the failure to so comply would not reasonably be expected to have a material adverse effect on (i) its ability to perform its obligations under the Transaction Documents to which it is a party, (ii) its assets, operations, properties, financial condition, or business or (iii) the validity or enforceability of this Agreement or any of the other Transaction Documents.

(b) Maintenance of Existence and Conduct of Business. The Intermediate Seller shall: (i) do or cause to be done all things necessary to (A) preserve and keep in full force and effect its existence as a Delaware limited liability company and maintain its rights and franchises in its jurisdiction of formation and (B) qualify and remain qualified as a foreign company in good standing and preserve its rights and franchises in each jurisdiction in which the failure to so qualify and remain qualified and preserve its rights and franchises would reasonably be expected to have a material adverse effect on the Debtholders; (ii) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder and under its organizational documents; and (iii) at all times maintain, preserve and protect all of its licenses, permits, charters and registrations in each case except where the failure to maintain such liens, permits, charters and registrations would not reasonably be expected to have a material adverse effect on its assets, operations, properties, financial condition, or business.

(c) Cash Management Systems; Deposit of Collections. The Intermediate Seller shall transfer, or cause to be transferred, all Collections received by the Intermediate Seller to the appropriate account of the Purchaser by the close of business on the Business Day following the date such Collections are received.

(d) Books and Records. The Intermediate Seller shall keep proper books of record and account in which full and correct entries shall be made of all transactions with the Purchaser and the assets and business of the Intermediate Seller related to its obligations under this Agreement or any Transferred Assets or assets proposed to be transferred in accordance with GAAP, maintain and implement administrative and operating procedures necessary to fulfill its obligations hereunder; and keep and maintain all documents, books, records and other information necessary or reasonably advisable and relating to the Transferred Assets prior to their Conveyance hereunder for the collection of all Transferred Assets.

(e) ERISA. The Intermediate Seller shall not, and shall not cause or permit any of its Affiliates to, cause or permit to occur an event that results in the imposition of a lien on its interest, if any, in any Transferred Asset under Section 412 of the Code or Section 303(K) or 4068 of ERISA.

(f) Liens. The Intermediate Seller shall not create, incur, assume or permit to exist any lien on or with respect to any of its rights under any of the Transaction Documents (other than the lien covering this Agreement and existing on the Effective Date) or on or with respect to any of its rights in the Transferred Assets, in each case other than Permitted Liens. For the avoidance of doubt, this Section 5.2(f) shall not apply to any property retained by the Intermediate Seller and not Conveyed or purported to be Conveyed hereunder.

(g) Change of Name; Etc. The Intermediate Seller shall not change its name, identity or company structure in any manner that would make any financing statement or continuation statement filed by the Intermediate Seller in accordance with Section 2.1(d) seriously misleading or change its jurisdiction of organization, unless the Intermediate Seller shall have given the Trustee, and the Purchaser prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

(h) Sale Characterization. The Intermediate Seller shall not make statements or disclosures, or treat the transactions contemplated by this Agreement (other than for tax or accounting purposes) in any manner other than as a true sale, contribution or absolute assignment of the title to and sole record and beneficial ownership interest of the Transferred Assets Conveyed or purported to be Conveyed hereunder; provided that the Intermediate Seller may consolidate the Purchaser and/or its properties and other assets for accounting purposes in accordance with GAAP; provided further that for federal income tax reporting purposes, the Purchaser is treated as a “disregarded entity” and, therefore, the Conveyance of the Transferred Assets by the Intermediate Seller to the Purchaser hereunder will not be recognized for federal income tax purposes.

(i) Commingling. The Intermediate Seller shall not, and shall not permit any of its Affiliates to, deposit or permit the deposit of any funds that do not constitute Collections or other proceeds of any Transferred Assets into any account of the Purchaser to which Collections are deposited.

(j) Non-consolidation Opinion. The Intermediate Seller shall not take any action contrary to any assumption as to the Intermediate Seller set forth in any legal opinion delivered with respect to bankruptcy non-consolidation matters in connection with the Transaction Documents.

(k) Delivery of Collections. The Seller will direct all payments relating to all Transferred Assets to be remitted directly to the Collection Account. In the event any payments relating to any Transferred Asset are remitted directly to the Seller or any Affiliate of the Seller (other than the Purchaser), the Seller will remit (or will cause all such payments to be remitted) directly to the Collection Account promptly following receipt thereof, and at all times prior to such remittance, the Seller will itself hold or, if applicable, will cause such payments to be held in trust for the exclusive benefit of the Purchaser and its assignees (including, without limitation, the Trustee for the benefit of the Secured Parties).

ARTICLE VI

CONDITIONS PRECEDENT

SECTION 6.1 Conditions Precedent. The obligations of the Intermediate Seller and the Purchaser to pay the Purchase Price for the Transferred Assets sold in connection with the Initial Conveyance and any subsequent Purchase Date shall be subject to the satisfaction of the following conditions:

(a) All representations and warranties of the Seller and the Intermediate Seller contained in this Agreement shall be true and correct in all material respects on such Purchase Date;

(b) All information concerning the Transferred Assets provided to the Purchaser shall be true and correct, when taken as a whole, in all material respects as of such Purchase Date;

(c) Each of the Seller and the Intermediate Seller shall have performed in all material respects all other obligations required to be performed by the provisions of this Agreement and the other Transaction Documents to which it is a party;

(d) Each of the Seller and the Intermediate Seller shall have either filed, caused to be filed or provided in form suitable for filing the financing statement(s) required to be filed pursuant to Section 2.1(d); and

(e) All company and legal proceedings, and all instruments in connection with the transactions contemplated by this Agreement and the other Transaction Documents shall be reasonably satisfactory in form and substance to the Purchaser, and the Purchaser shall have received from the Seller and the Intermediate Seller copies of all documents (including records of company proceedings) relevant to the transactions herein contemplated as the Purchaser may reasonably have requested.

ARTICLE VII

MISCELLANEOUS PROVISIONS

SECTION 7.1 Acknowledgment of, and Consent to, Assignment. Each of the Seller and the Intermediate Seller hereby acknowledges and consents to the collateral assignment by the Purchaser of its right, title and interest in, to and under this Agreement to the Trustee (and any permitted successors and assigns thereof) on behalf of the Secured Parties under the Indenture.

SECTION 7.2 Amendments, Etc. This Agreement and the rights and obligations of the parties hereunder may not be amended, supplemented, waived or otherwise modified except in an instrument in writing signed by the Purchaser, the Intermediate Seller and the Seller with, so long as any Debt is Outstanding, the prior written notice to the Trustee. Any Conveyance or reconveyance executed in accordance with the provisions hereof shall not be considered an amendment or modification to this Agreement.

SECTION 7.3 Governing Law: Submission to Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

(b) Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to the Transaction Documents, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

SECTION 7.4 Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, electronic mail, postage prepaid, or by facsimile, to the intended party at the address or facsimile number of such party set forth below:

(a)	in the case of the Purchaser:

HLEND CLO 2023-1, LLC

c/o HPS Corporate Lending Fund

40 West 57th Street, 33rd Floor

New York, NY 10019

Attention: General Counsel

Email: legal-review@hpspartners.com

in the case of the Intermediate Seller:

HLEND CLO 2023-1 Investments, LLC

c/o HPS Corporate Lending Fund

40 West 57th Street, 33rd Floor

New York, NY 10019

Attention: General Counsel

Email: legal-review@hpspartners.com

in the case of the Seller:

HPS Corporate Lending Fund

40 West 57th Street, 33rd Floor

New York, NY 10019

Attention: General Counsel

Email: legal-review@hpspartners.com

All such notices and communications shall be in writing and may be personally served or sent by facsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of facsimile, or three (3) Business Days after depositing it in the United States mail with postage prepaid and properly addressed.

SECTION 7.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

SECTION 7.6 Further Assurances.

(a) The Purchaser, the Intermediate Seller and the Seller each agree that at any time and from time to time, it shall promptly execute and deliver all further instruments and documents, and take all reasonable further action, that is necessary or desirable to perfect and protect the Conveyances and security interests granted or purported to be granted by this Agreement.

(b) The Purchaser, the Intermediate Seller and the Seller each agree to do and perform, from time to time, any and all acts and to execute any and all further instruments reasonably requested by the other party more fully to effect the purposes of this Agreement and the other Transaction Documents, including the execution of any financing statements or continuation statements or equivalent documents relating to the Transferred Assets for filing under the provisions of the UCC or other laws of any applicable jurisdiction.

SECTION 7.7 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser, the Intermediate Seller or the Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

SECTION 7.8 Counterparts. This Agreement may be executed in two or more counterparts including telecopy transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. Any reference to “execute”, “executed”, “sign”, “signed”, “signature” or any other like term hereunder shall include execution by electronic signature (including, without limitation, any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act (“E-SIGN”) or the New York Electronic Signatures and Records Act (“ESRA”), which includes any electronic signature provided using Orbit, Adobe Sign, Adobe Fill & Sign, DocuSign, or any other similar platform identified by the Purchaser), and any such electronic signatures shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder.

SECTION 7.9 Binding Effect; Third-Party Beneficiaries.

(a) This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. To the extent that any Transferred Asset requires that any transferee of an interest therein must execute an assignment and assumption agreement whereby such transferee assumes all of the obligations of the holder thereof with respect to such Transferred Asset or portion thereof being transferred, and such an agreement has not already been executed and delivered, the parties hereto intend that this Agreement shall constitute such an assignment and assumption agreement (within the meaning of such Transferred Asset) with respect to the transfer of such Transferred Asset to the Purchaser and the Purchaser may enter into an omnibus assignment and assumption agreement to evidence such assignment and assumption pursuant to this Agreement.

(b) The Seller, the Intermediate Seller and Purchaser each acknowledges that the Purchaser has, pursuant to the Indenture, pledged and granted to the Trustee a security interest in and lien on all of the Purchaser’s rights hereunder to secure the Transferred Assets, and each of the Seller, the Intermediate Seller and Purchaser agrees that the Trustee and the Secured Parties are intended third party beneficiaries of this Agreement entitled to enforce the same on behalf of the Purchaser. Upon the enforcement of such security interest during an Event of Default, the Seller and the Intermediate Seller each agrees to perform its obligations hereunder as instructed by the Trustee for the benefit of the Secured Parties, and the Trustee is an express third-party beneficiary of this Agreement for such purpose. The Trustee, for the benefit of the Secured Parties, under the Indenture may, after and during an Event of Default, enforce the obligations of the Seller and the Intermediate Seller hereunder on behalf of the Purchaser without joinder of the Purchaser.

SECTION 7.10 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, including the Original Agreement, are superseded by this Agreement.

SECTION 7.11 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

SECTION 7.12 Non-Petition; Limited Recourse. The Seller hereby agrees that it will not institute against, or join any other Person in instituting against, the Intermediate Seller, and each of the Seller and the Intermediate Seller hereby agrees that it will not institute, or join any other Person in instituting against the Purchaser any bankruptcy or insolvency Proceedings so long as there shall not have elapsed one year and one day (or such longer preference period as shall then be in effect) from the date on which all amounts owed by the Purchaser under the Indenture have been paid in full. In addition, the Seller shall have no recourse for any amounts payable or any other obligations arising under this Agreement against any officer, member, director, employee, partner, Affiliate or security holder of the Intermediate Seller, and each of the Seller and the Intermediate Seller shall have no recourse for any amounts payable or any other obligations arising under this Agreement against any officer, member, director, employee, partner, Affiliate or security holder of the Purchaser or any of its successors or assigns.

SECTION 7.13 Effect of Amendment and Restatement. The Purchaser, the Intermediate Seller and the Seller each hereby agree that, effective upon the execution and delivery of this Agreement by each such party, the terms and provisions of the Original Agreement shall be and hereby are amended, restated and superseded in their entirety by the terms and provisions of this agreement, and each of the Initial Loans will be deemed to have been transferred under this Agreement as so amended and restated, and subject to the terms hereunder, mutatis mutandis. Nothing herein contained shall be construed as a substitution or novation of the obligations of the Seller, the Intermediate Seller or the Purchaser or any other party outstanding under the Original Agreement or instruments securing the same, which obligations shall remain in full force and effect, except to the extent that the terms thereof are modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of the Purchaser, the Intermediate Seller, the Seller or any other party hereto from any of its obligations or liabilities under the Original Agreement or any other documentation executed in connection therewith. Any Liens and security interests of the Purchaser in the Transferred Assets shall be deemed to be continuously granted and perfected from the earliest date of the granting and perfection of such Liens and security interests to the Purchaser, whether under the Original Agreement, this Agreement or any of the other Transaction Documents.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Purchaser, the Intermediate Seller and the Seller each have caused this Sale and Contribution Agreement to be duly executed by their respective officers as of the day and year first above written.

HLEND CLO 2023-1, LLC, as Seller

By: HPS Corporate Lending Fund, its Manager

By: HPS Advisors, LLC, its advisor

By:	/s/ Edward Dale
Name:	Edward Dale
Title:	Managing Director

HLEND CLO 2023-1 INVESTMENTS, LLC, as Intermediate Seller

By: HPS Corporate Lending Fund, its Manager

By: HPS Advisors, LLC, its advisor

By:	/s/ Edward Dale
Name:	Edward Dale
Title:	Managing Director

HPS CORPORATE LENDING FUND, as Purchaser

By: HPS Advisors, LLC, its advisor

By:	/s/ Edward Dale
Name:	Edward Dale
Title:	Managing Director

[Signature Page to Amended and Restated Sale Agreement]